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                                                                     Exhibit 1.1

           [FORM OF UNDERWRITING AGREEMENT RELATING TO THE ADS OFFERING]

                   YINGLI GREEN ENERGY HOLDING COMPANY LIMITED

                      7,000,000 AMERICAN DEPOSITARY SHARES
                                  REPRESENTING
                            7,000,000 ORDINARY SHARES
                          (PAR VALUE US$0.01 PER SHARE)

                             UNDERWRITING AGREEMENT

                                                             December [  ], 2007

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010-3629
United States

Goldman Sachs (Asia) L.L.C.,
68th Floor, Cheung Kong Center,
2 Queen's Road Central,
Hong Kong

Merrill Lynch, Pierce,
Fenner & Smith Incorporated
4 World Financial Center
250 Vessey Street
New York, NY 10080
United States

As Representatives of the several Underwriters named in Schedule I attached hereto.

Ladies and Gentlemen:

      The shareholders (the "Selling Shareholders") named in Schedule II hereto of Yingli Green Energy Holding Company Limited, an exempted company incorporated in the Cayman Islands (the "Company"), propose, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in
Schedule I attached hereto (the "Underwriters") an aggregate of 7,000,000 American Depositary Shares representing 7,000,000 ordinary shares, par value US$0.01 per share (the "Ordinary Shares"), of the Company (the "Firm ADSs") and, at the election of the Underwriters, up to 1,050,000 additional American Depositary Shares representing 1,050,000 Ordinary Shares (the "Optional ADSs"). The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "ADSs". The Ordinary Shares represented by the Firm ADSs are hereinafter called the "Firm Shares" and the Ordinary Shares represented by the Optional ADSs are hereinafter called the "Optional Shares", and the Firm Shares and the Optional Shares are herein collectively called the "Shares".

      The ADSs are to be issued pursuant to a deposit agreement (the "Deposit Agreement"), dated as of June 13, 2007, among the Company, JPMorgan Chase Bank, N.A., as depositary (the "Depositary"), and holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive one Ordinary Share deposited pursuant to the Deposit Agreement.

      It is understood by all the parties that the Underwriters are offering ADSs in the United States and internationally outside of the People's Republic of China (the "PRC"), which, for purposes of this

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Agreement only, excludes Taiwan, The Hong Kong Special Administrative Region and
The Macau Special Administrative Region.

      1 (a) The Company and Yingli Power Holding Company Limited (hereinafter referred to as "Yingli Power" or the "Controlling Selling Shareholder"), jointly and severally, represents and warrants to, and agrees with, each of the Underwriters and each of the Selling Shareholders that:

            (i) A registration statement on Form F-1 (File No. 333-147223) (the "Initial Registration Statement") in respect of the Shares has been filed with the U.S. Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the "Act"), which became effective or will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge after due inquiry, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the Preliminary Prospectus relating to the Shares and the ADSs that was included in the Registration Statement, dated [-], 2007, is hereinafter called the "Pricing Prospectus"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Shares and the ADSs is hereinafter called an "Issuer Free Writing Prospectus");

            (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

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            ( iii) For the purposes of this Agreement, the "Applicable Time" is
      [-] (New York City time) on the date of this Agreement; the Pricing Prospectus as supplemented by those Issuer Free Writing Prospectuses and other documents listed in Schedule III (b) attached hereto, taken together (collectively, the "Pricing Disclosure Package") as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III attached hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

            (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

            (v) A registration statement on Form F-6 (File No. 333-142852) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            (vi) A registration statement on Form 8-A (File No. 001-33469) in respect of the registration of the Shares and the ADSs under the U.S. Securities Exchange Act of 1934,

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      as amended (the "Exchange Act"), has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Form 8-A Registration Statement"); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            (vii) Neither the Company nor any of its Subsidiaries (as defined in Clause 1(a)(viii) below) has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the share capital and long-term debt or material adverse change in short-term debt of the Company or any of its Subsidiaries or any other material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity, or results of operations of the Company and its Subsidiaries (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Pricing Prospectus;

            (viii) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; Yingli Green Energy (International) Holding Company Ltd. ("Yingli International") has been duly incorporated and is validly existing as a company in good standing under the laws of the British Virgin Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; Yingli Green Energy Europe GmbH ("Yingli Europe") has been duly incorporated and is validly existing as a company in good standing under the laws of the Germany, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of

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      business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of Yingli Energy (China) Company Ltd. ("Yingli China"), Baoding Tianwei Yingli New Energy Resources Co., Ltd. ("Tianwei Yingli"), Yingli Energy (Beijing) Co., Ltd. ("Yingli Beijing") Chengdu Yingli New Energy Resources Co., Ltd. ("Chengdu Yingli"), Tibet Tianwei Yingli New Energy Resources Co., Ltd. ("Tibet Yingli"), and Tibet Keguang Industries and Trading Co., Ltd. ("Tibet Keguang", and together with
      Yingli China, Yingli Beijing, Tianwei Yingli, Chengdu Yingli and Tibet Yingli, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the PRC, with power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the Pricing
      Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except the failure to be so qualified in any such jurisdiction that would not reasonably be expected to have a Material Adverse Effect;

            (ix) As of the date of this Agreement, except for Yingli International and Tianwei Yingli, the Company has no other direct subsidiaries; as of the date of this Agreement, except for Yingli China, Yingli Beijing and Yingli Europe, Yingli International has no other subsidiaries; as of the date of this Agreement, Yingli China and Yingli Beijing have no subsidiaries and do not own or control, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or any other person; as of the date of this Agreement, except for Chengdu Yingli and Tibet Yingli, Tianwei Yingli has no other subsidiaries; as of the date of this Agreement, Tianwei Yingli does not own or control, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or any other person except for Baoding Dongfa Tianying New Energy Resources, Co., Ltd ("Dongfa Tianying"), in which Tianwei Yingli holds a 30% equity interest; as of the date of this Agreement, except for Tibet Keguang, Tibet Yingli has no other subsidiaries and, except that Tibet Yingli holds 640,000 shares in Tibet Rhodiola Pharmaceutical Holding Company and 460,000 in Tibet Hebang Electrical Source Technology Co., Ltd., Tibet Yingli does not own or control, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or any other person;

            (x) Each of the Company and its Subsidiaries has good and marketable title to all personal property owned by it, and has good and valid title to all real property or the beneficial interests in and the right to transfer, lease and mortgage the land use rights and building ownership rights over all of the real properties as owned by it, in each case free and clear of all liens, charges, encumbrances, and defects, except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by each of the Company and its Subsidiaries; each lease to which any of the Company or its Subsidiaries is a party, is legal, valid, binding and enforceable in accordance with its terms and, to the best of its knowledge, against the other parties thereto, and no material default (or event which with notice or lapse of time, or both, would constitute a default) by the Company or any of its Subsidiaries has occurred and is continuing under any such lease; the use of any premises occupied by the Company or any of its Subsidiaries is in accordance with that provided for the lease, land use rights, tenancy, license, concession or agreement of whatsoever nature relating to such occupation and the relevant above entity has observed

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      and performed the terms and conditions thereof on the part of the tenant to be observed and performed; and none of the Company and any of its Subsidiaries has received any claim for liabilities in respect of any properties previously occupied by it or in which it owned or held any interests, including without limitation, leasehold premises assigned, surrendered or otherwise disposed of.

            (xi) Except as described in the Pricing Prospectus, the Company and its Subsidiaries maintain insurance covering their respective properties and product liabilities as the Company and its Subsidiaries reasonably deem adequate in accordance with customary industry practice; such insurance insures against such losses and risks to an extent which is adequate to protect the Company and its Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any of its Subsidiaries has reason to believe that it will not be able to renew any such insurance as and when such insurance expires; and there is no material insurance claim made by or against the Company or any of its Subsidiaries, pending, to the knowledge of the Company after due inquiry, threatened or outstanding and no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have been paid;

            (xii) None of the Company and any of its Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its Subsidiaries or, to the Company's knowledge after due inquiry, any other party to any such contract or agreement;

            (xiii) The Company and its Subsidiaries have all necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties and assets and conduct its business in the manner described in the Pricing Prospectus, except where the lack of which would not, individually or in the aggregate, have a Material Adverse Effect, and such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits contain no material restrictions or conditions not described in the Pricing Prospectus; and except as described in the Pricing Prospectus, neither the Company nor any of its Subsidiaries has a reasonable basis to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits, and the Company and its Subsidiaries are in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits, except where the lack of which would not, individually or in the aggregate, have a Material Adverse Effect;

            (xiv) Neither the Company nor any of its Subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, the Cayman Islands or any other jurisdiction where it was incorporated or operates, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or governmental agency or body or any stock exchange authorities ("Governmental Agency") in the PRC, the Cayman

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      Islands, or any other jurisdiction where it was incorporated or operates,
      (C) in violation of its constituent documents or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, with respect to (D), where any default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

            (xv) The Company has an authorized and paid-in capitalization as set forth in the Pricing Prospectus, and all of the issued share capital of the Company, including the Shares underlying the ADSs to be sold by the Selling Shareholders to the Underwriters hereunder, have been duly and validly authorized and issued, are fully paid and non-assessable and all of the issued Ordinary Shares conform in all material respects to the description of the Ordinary Shares contained in the Pricing Prospectus; and all of the issued share capital of each of the Subsidiaries of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable, except that the registered capital of Yingli China has not yet been contributed; the Company duly and validly owns the equity interest of Tianwei Yingli and Yingli International in the percentage set forth in the Pricing Prospectus under the caption "History and Restructuring", free and clear of all liens, encumbrances, equities or claims; other than the share capital of Tianwei Yingli and Yingli International, the Company does not directly own any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; Tianwei Yingli duly and validly owns the equity interest of Chengdu Yingli, Tibet Yingli and Dongfa Tianying in the percentages set forth in the Pricing Prospectus under the caption "History and Restructuring", free and clear of all liens, encumbrances, equities or claims; Yingli International duly and validly owns the equity interest of Yingli China and Yingli Europe in the percentages set forth in the Pricing Prospectus under the caption "History and Restructuring", free and clear of all liens, encumbrances, equities or claims; Tibet Yingli duly and validly owns the equity interest of Tibet Keguang in the percentage set forth in the Pricing Prospectus under the caption "History and Restructuring", free and clear of all liens, encumbrances, equities or claims; the holders of outstanding Ordinary Shares are not entitled to preemptive or other rights to acquire the Shares or the ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares or any other class of share capital of the Company except as set forth in the Pricing Prospectus under the captions "Capitalization", "Restructuring", "Management - 2006 Equity Incentive Plan", "Principal and Selling Shareholders", "Description of Share Capital" and "Related Party Transactions"; the Shares, when issued and delivered against payment therefor, may be freely deposited by the Company and the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment thereof, will be freely transferable by the Company and the Selling Shareholders to or for the account of the several Underwriters and to the extent described in the Pricing Prospectus the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs except as described in the Pricing Prospectus under the captions "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale"; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from Tianwei Yingli, or obligation of Tianwei Yingli to issue equity shares or other class of capital stock of Tianwei Yingli, except as set forth in the Pricing Prospectus under the caption "Restructuring";

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            (xvi) Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Prospectus and the Prospectus, (A) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Ordinary Shares or shares of any other share capital of or other equity interests in the Company or Tianwei Yingli and (B) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the ADSs;

            (xvii) The Shares to be issued underlying the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Ordinary Shares contained in the Prospectus;

            (xviii) Except as disclosed in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

            (xix) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (xx) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Pricing Prospectus and the Prospectus;

            (xxi) All dividends and other distributions declared and payable on the share capital of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties (hereinafter referred to as "Governmental Authorizations") in the Cayman Islands;

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            (xxii) Each of Tianwei Yingli and Yingli China is currently not prohibited, directly or indirectly, from paying any dividends or other distributions to the Company, except as disclosed in the Pricing Prospectus; other than as set forth in the Pricing Prospectus, dividends declared with respect to after-tax retained earnings on the equity interests of Tianwei Yingli may under the current laws and regulations of the PRC be paid to the Company in U.S. dollars, and, except as disclosed in the Pricing Prospectus, all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and, except as disclosed in the Pricing Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the PRC and without the necessity of obtaining any Governmental Authorization in the PRC;

            (xxiii) The issue and sale of the Shares to be sold by the Company and the sale of the Shares to be sold by the Selling Shareholders hereunder, the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs, the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) result in any violation of the provisions of the constituent documents of the Company or any of its Subsidiaries or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets;

            (xxiv) No consent, approval, authorization, order, registration, clearance or qualification of or with any Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or for the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and the ADSs and listing of the ADSs on the New York Stock Exchange ("NYSE"), (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you, (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the Cayman Islands and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several Underwriters and (D) such Government Authorizations as disclosed in the Pricing Prospectus;

            (xxv) The ADSs have been approved for listing on the NYSE and all issued and outstanding ADSs representing the Ordinary Shares are duly listed on the NYSE;

            (xxvi) Neither the Company nor any of its Subsidiaries is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined;

            (xxvii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, British Virgin Islands or the PRC, or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by the Company and Selling Shareholders against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company and Selling Shareholders of the Shares and the ADSs to or for the respective accounts of the several Underwriters or (C) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers thereof in the manner contemplated by this Agreement;

            (xxviii) Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

            (xxix) The statements set forth in the Pricing Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions "Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute accurate, complete and fair summaries regarding the matters described therein in all material respects;

            (xxx) The statements set forth in the Pricing Prospectus under the caption "History and Restructuring", insofar as they purport to describe the events, transactions and documents referred to therein, are accurate, complete and fair summaries regarding the matters described therein in all material respects;

            (xxxi) Other than as set forth in the Pricing Prospectus, there are no legal, arbitration, administrative or governmental proceedings (including, without limitation, governmental investigations or inquiries) pending to which the Company or any of its Subsidiaries or the Company's directors and executive officers is a party or of which any property of the Company or any of its Subsidiaries is the subject (A) that, if determined adversely to the Company or any of its Subsidiaries or the Company's directors and executive officers, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or
      (B) that are required to be described in the Pricing Prospectus and are not so described; and except as set forth in the Pricing Prospectus, to the Company's knowledge after due inquiry, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (xxxii) The Company is not and, after giving effect to the offering and sale of the Shares and ADSs and the application of the proceeds thereof, will not be an "investment company", as such term is defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

            (xxxiii) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the

      Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

            (xxxiv) The Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement and the filing of the Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

            (xxxv) Except as described in the Pricing Prospectus, in each case,
      (A) each of the Company and its Subsidiaries owns, possesses, licenses or has other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Pricing Prospectus (collectively, the "Intellectual Property"); (B) all copyrights owned or licensed by the Company or any of its Subsidiaries are enforceable or valid; (C) neither the Company nor any of its Subsidiaries has received any notice of violation or conflict with (and neither the Company nor any of its Subsidiaries knows of any basis for violation or conflict with) rights of others with respect to the Intellectual Property; (D) there are no pending, to the Company's knowledge after due inquiry, or threatened actions, suits, proceedings or claims by others that allege the Company or any of its Subsidiaries is infringing any Intellectual Property or other proprietary right, except where the actions, suits, proceedings or claims would not, individually or in the aggregate, have a Material Adverse Effect; (E) the discoveries, inventions, products or processes of the Company and its Subsidiaries referenced in the Pricing Prospectus do not violate or conflict with any intellectual property or proprietary right of any third person, or any discovery, invention, product or process that is the subject of a patent application filed by any third person; and (F) the Company and its Subsidiaries are not in breach of, and have complied in all material respects with the terms of, any license or other agreement relating to the Intellectual Property, except where such breach would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and there are no contracts or other documents related to the Intellectual Property required to be described in or filed as an exhibit to the Registration Statement other than those described in or filed as an exhibit to the Registration Statement;

            (xxxvi) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, for the taxable year 2006, and is not likely to become a PFIC in the future;

            (xxxvii) Except as described in the Registration Statement and the Pricing Prospectus, the Company has not sold, issued or distributed any shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

            (xxxviii) The Company is a "foreign private issuer" within the meaning of Rule 405 under the Act;

            (xxxix) At the time of filing the Initial Registration Statement, the Company was not an "ineligible issuer", as defined in Rule 405 under the Act;

            (xl) KPMG, who have certified certain financial statements of the Company and its Subsidiaries, are independent public accountants of the Company as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the United States Public Company Accounting Oversight Board;

            (xli) Except as described in the Pricing Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its Subsidiaries and any director or executive officer of the Company or any of its Subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest); and there are no material relationships or transactions between the Company or any of its Subsidiaries on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers on the other hand except as disclosed in the Pricing Prospectus;

            (xlii) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements of the Company and its Subsidiaries in conformity with generally accepted accounting principles in the United States ("US GAAP"); (C) access to assets is permitted only in accordance with management's general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) the Company and its Subsidiaries have made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity;

            (xliii) Except as described in the Pricing Prospectus, the Company has established and maintains and evaluates a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP; all material weaknesses, if any, in the Company's internal control over financial reporting have been identified to the Company's independent auditors; since the date of the latest audited financial statements included in the Prospectus, there has been no change in the Company's internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses, and, except as described in the Pricing Prospectus, the Company's independent accountants have not notified the Company of any "reportable conditions" (as that term is defined under standards established by the American Institute of Certified Public Accountants) in the Company's internal accounting controls, or other weaknesses or deficiencies in the design or operation of the Company's internal accounting controls, that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting, or could adversely affect the Company's ability to record, process, summarize and report financial data consistent with the assertions of the Company's management in the financial statements; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and its Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated thereunder. The Company has established and maintains and evaluates disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective to perform the functions for which they were established;

            (xliv) The statements set forth in the Pricing Prospectus under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operation - Control and Procedures" insofar as they purport to describe the internal control of the Company and its Subsidiaries are true, accurate, complete and fair summaries in all material respects;

            (xlv) Except as described in the Pricing Prospectus, neither the Company nor any of its Subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of its Subsidiaries, or to any other person;

            (xlvi) No material labor dispute, work stoppage, slow-down or other conflict with the employees of the Company or any of its Subsidiaries exists or is threatened;

            (xlvii) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies" in the Pricing Prospectus truly, accurately and completely in all material respects describes: (A) accounting policies which the Company believes are the most important in the portrayal of the Company and Tianwei Yingli's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent public accountants with regard to such disclosure;

            (xlviii) Since the date of the latest audited financial statements included in the Pricing Prospectus, neither the Company nor any of its Subsidiaries has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and its Subsidiaries and that are not otherwise described in the Pricing Prospectus;

            (xlix) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" in the Pricing Prospectus accurately and fully describes: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (B) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of its Subsidiaries, such as structured finance entities and special purpose entities (collectively, "off-balance sheet arrangements") that are reasonably likely to have a material effect on the liquidity of the Company or any of its Subsidiaries or the availability thereof or the requirements of the Company or any of its Subsidiaries for capital resources;

            (l) Except as set forth in the Pricing Prospectus, none of the Company and any of its Subsidiaries is engaged in any material transactions with its directors, officers, management, shareholders, or any other affiliate, including any persons who formerly held positions as directors, officers, managers and/or shareholders, on terms that are not available from unrelated third parties on an arm's-length basis;

            (li) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Pricing Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

            (lii) The audited consolidated annual financial statements (and the notes thereto) of the Company and Tianwei Yingli, respectively, included in the Pricing Prospectus fairly present in all material respects the consolidated financial position of the Company and Tianwei Yingli as of the dates specified and the consolidated results of operations and changes in consolidated financial position of the Company and Tianwei Yingli for the periods specified, and such financial statements have been prepared in conformity with US GAAP applied on a consistent basis throughout the periods presented thereby (other than as described therein); The unaudited condensed consolidated interim financial statements as of and for the quarter ended September 30, 2006 and 2007 respectively, and the related notes thereto included in the Pricing Prospectus fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified, and such financial statements have been prepared in conformity with the US GAAP applied on a consistent basis throughout the periods covered thereby; the unaudited consolidated interim financial statements as of and for the period ended September 30, 2006 and 2007, respectively, have been reviewed by the Company's independent accountants in accordance with Statement of Auditing Standards No. 100;

            (liii) Under the laws of the Cayman Islands, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

            (liv) All amounts payable by the Company in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein (except such income taxes as may otherwise be imposed by the Cayman Islands on payments hereunder to an Underwriter whose net income is subject to tax by the Cayman Islands or withholding, if any, with respect to any such income tax) nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, such documents;

            (lv) The Company has paid all taxes required to be paid through the date hereof and all returns, reports or filings which ought to have been made by or in respect of the Company and its Subsidiaries for taxation purposes as required by the law of the jurisdictions where the Company and its Subsidiaries are incorporated, managed or engage in business have been made and all such returns are correct and on a proper basis in all material respects and are not the subject of any dispute with the relevant tax, revenue or other appropriate authorities except where such dispute would not reasonably be expected to have a Material Adverse Effect; all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such authorities have been paid in full; the provisions included in the audited consolidated financial statements as set out in the Pricing Prospectus included appropriate provisions required under US GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and neither the Company nor any of its Subsidiaries has received written notice of any material tax deficiency with respect to the Company or any of its Subsidiaries;

            (lvi) The Company has provided or made available to you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any of its Subsidiaries to any director or executive officer of the Company or any of its Subsidiaries; and since December 31, 2006, none of the Company or its Subsidiaries has, directly or indirectly, including through any of its Subsidiaries: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or any of its Subsidiaries, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2006, that
      (x) is
      outstanding on the date hereof and (y) constitutes a violation of any applicable law or regulation;

            (lvii) Any statistical and market-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required;

            (lviii) The application of the net proceeds from the offering of ADSs, as described in the Prospectus, will not (A) contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of its Subsidiaries, (B) contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of its Subsidiaries or (C) contravene or violate the terms or provisions of any Governmental Authorization applicable to the Company or any of its Subsidiaries;

            (lix) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the ADSs;

            (lx) The choice of law set forth in Section 15 hereof as the governing law of this Agreement is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The courts of the Cayman Islands would recognize as a valid judgment, a final and conclusive judgment in personam obtained in U.S. courts against the Company based upon this Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands; under the laws of the PRC, the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of the PRC and any judgment obtained in any New York Court (as defined in Section 8(d) hereof) arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments;

            (lxi) None of the Company, any of its Subsidiaries, and, to the best knowledge of the Company after due inquiry, no director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any unlawful bribe, payoff, influence payment, kickback, payment or rebate;

            (lxii) Except as disclosed in the Pricing Prospectus, the events and transactions described in the Pricing Prospectus under the caption "Restructuring" (the "Restructuring in the Pricing Prospectus") and any other events, transactions and steps in connection with or as contemplated by the Restructuring in the Pricing Prospectus (including, without limitation, the registration with the State Administration of Foreign Exchange or its local counterparts and the approval by the Ministry of Commerce, the State Administration of Industry and Commerce or their respective local counterparts following the repatriation of foreign exchange back into the PRC) (the "Related Restructuring", and collectively with the Restructuring in the Pricing Prospectus, the "Restructuring") have been completed and effected prior to the date hereof and constitute binding and irrevocable transactions completed by the parties to (A) the Share Purchase Agreement, dated August 25, 2006, by and between the Company and Baoding Yingli Group Co., Ltd. ("Yingli Group"), (B) the Joint Venture Contract, dated August 25, 2006, by and between Tianwei Yingli and Baoding Tianwei Baobian Electric Co., Ltd., as amended, and (C) any other documents set forth or referred to in the Pricing Prospectus under the caption "Restructuring" (collectively, the "Restructuring Documents"); each of the Restructuring Documents has been effected prior to the date hereof in compliance with all applicable national, provincial, municipal and local laws, and constitutes a binding transaction completed by the parties to the Restructuring Documents; each of the Restructuring Documents has been duly authorized, executed and delivered by the Company, Yingli Power, Yingli Group or Tianwei Yingli that is a party to such document prior to the date hereof and each Restructuring Document constitutes a valid and legally binding document of the Company, Yingli Power, Yingli Group or Tianwei Yingli that is a party and such document is enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (lxiii) The Restructuring (including, without limitation, the increase of the registered capital of Tianwei Yingli from RMB 75 million to RMB 100 million, Yingli Group's increase of its equity interest in Tianwei Yingli from 49% to 51%, the transfer of 51% equity interest in Tianwei Yingli by Yingli Group to the Company, increase of the registered capital of Tianwei Yingli from RMB 1,624.38 million to RMB 3,375.22 million, and the Company's increase of its equity interest in Tianwei Yingli from 70.11% to 74.01%) and the Restructuring Documents and the consummation thereof and the execution and the delivery by the Company, Yingli Group or Tianwei Yingli, as the case may be, of each Restructuring Document to which it is a party and the performance of their respective obligations thereunder does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the China Securities Regulatory Commission, the State Administration of Industry and Commerce, the National Development and Reform Commission, the State-owned Assets Supervision and Administration Commission, the State Tax Bureau and the State Administration of Foreign Exchange of the PRC, the Hebei Provincial Office of Commerce, the Hebei Provincial Administration of Industry and Commerce, the Hebei Provincial Development and Reform

      Commission, the Hebei State-owned Asset Administration Commission, the Hebei Provincial State Tax Bureau, the Hebei Provincial Local Tax Bureau, the Hebei Provincial Administration of Foreign Exchange, the Baoding Municipal Government, the Baoding City Administration of Industry and Commerce, the Baoding City State-owned Asset Administration Commission, the Baoding State Tax Bureau, the Baoding City Local Tax Bureau, the Baoding City Administration of Foreign Exchange), (B) contravene the articles of association, business license or other constituent documents of the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries, or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries is a party or by which the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries is bound or to which any of their property or assets is subject, except, with respect to (C), where such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

            (lxiv) Except as disclosed in the Pricing Prospectus, all Governmental Authorizations required in all jurisdictions in connection with the Restructuring and the Restructuring Documents and the execution, delivery and performance of the Restructuring Documents have been made or unconditionally obtained in writing (including, without limitation (i) all actions necessary for the approval of the Restructuring and the Restructuring Documents by any governmental agency and (ii) the consent of third parties under joint venture agreements, bank loans, guarantees and other contracts material to the Company, Yingli Power, Yingli Group and Tianwei Yingli taken as a whole, if the consent of such third parties is necessary to be obtained), and no such consent, approval, authorization, order, registration, filing or qualification has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed;

            (lxv) Other than the Restructuring Documents, there are no other material documents or agreements, written or oral, that have been entered into by the Company, Tianwei Yingli, Yingli Power, Yingli Group or any of their respective subsidiaries in connection with the Restructuring which have not been previously provided, or made available, to the Underwriters and, to the extent material to the Company, Tianwei Yingli, Yingli Power, Yingli Group or any of their subsidiaries, disclosed in the Pricing Prospectus;

            (lxvi) Except as disclosed in the Pricing Prospectus, each of the Company and its affiliates that were incorporated outside of the PRC has taken, or is in the process of taking, reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with, any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the "PRC Overseas Investment and Listing Regulations"), including, without limitation, requesting each shareholder, option holder, director, officer and employee that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

            (lxvii) (i) None of the Company or its Subsidiaries, affiliates, employees, agents and directors and officers: (a) does or plans to conduct or otherwise get involved with any business with or involving the government of, or any person or project, targeted by or located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the United States Treasury Department's Office of Foreign Assets Control (the "OFAC") or other government administered sanctions;
      (b) supports or facilitates or plans to support or facilitate or otherwise get involved with any such business or project; (ii) the Company is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; (iii) the proceeds from the offering of the ADSs contemplated hereby will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country targeted by any of such economic sanctions, or to make any payments to, or finance any activities with, any person so targeted or any person in a country so targeted; and (iv) the Company maintains and has implemented adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company's representations and obligations under clause (iii) of this paragraph or in the Pricing Prospectus;

            (lxviii) None of the Company or its Subsidiaries, affiliates, employees, agents and directors and officers does any business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

            (lxix) The Company and its Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its Subsidiaries hold all permits, authorizations and approvals required under Environmental Law (as defined below) except where the lack of which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; there are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any of its Subsidiaries under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Law except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of its Subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the Company's knowledge after due inquiry, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or, to the Company's knowledge after due inquiry, threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

            (lxx) Neither the Company nor any of its Subsidiaries has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses;

            (lxxi) There are no affiliations or associations between any member of the Financial Industry Regulations Authority ("FINRA") and the Company; except as described in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus, the Pricing Prospectus and the Prospectus, there are no affiliations or associations between (A) any member of the FINRA and (B) any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission;

            (lxxii) There are no business relationships or related-party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus or the Prospectus which have not been described as required;

            (lxxiii) Each "forward-looking statement" (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith.

            (lxxiv) Except as disclosed in the Pricing Prospectus, (A) the Restructuring and the Restructuring Documents have been effected prior to the date hereof in compliance with the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State-Owned Asset Administration Commission, the State Tax Bureau, the State Administration of Industry and Commerce, the China Securities Regulatory Commission and the State Administration of Foreign Exchange of the PRC on August 8, 2006 (the "M&A Rules") and any official clarifications guidance, interpretations or implementation rules in connection with or related to the M&A Rules (collectively, the "M&A Rules and Related Clarifications"); (B) (i) the Restructuring and the Restructuring Documents and the consummation thereof and the execution and the delivery by the Company, Yingli Group, Yingli Power or Tianwei Yingli, as the case may be, of each Restructuring Document to which it is a party and the performance of their respective obligations thereunder and (ii) the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Custody Agreement (as defined in subsection (b)(xvi) below) and the Power of Attorney did not, does not and will not contravene any provision of the M&A Rules and Related Clarifications; and (C) all consents, approvals, authorizations, orders, registrations, filings and qualifications required under the M&A Rules and Related Clarifications in connection with (i) the Restructuring and the Restructuring Documents and the execution, delivery and performance of the Restructuring Documents and (ii) the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Custody Agreement and the Power of Attorney have been made or unconditionally obtained in writing, including, without limitation, all actions necessary for the approval of the Restructuring, the Restructuring Documents, the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Custody Agreement and the Power of Attorney by any governmental agency under the M&A Rules and Related Clarifications, and no such consent, approval, authorization, order, registration, filing or qualification has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed;

                  (lxxv) Since the filing of the Initial Registration Statement with the Commission, there has been no change to the composition of the board of directors of the Company or the composition of the executive officers of the Company;

                  (lxxvi) The Company is in compliance in all material respects with all applicable obligations and duties imposed on it by the Sarbanes-Oxley Act; and

                  (lxxvii) The statements set forth in the Pricing Prospectus under the captions "Risk Factors -- Risks Related to Doing Business in China -- A new PRC rule on mergers and acquisitions may subject us to sanction, fines and other penalties and affect our future business growth through acquisition of complimentary business" and "PRC Government Regulations -- Regulation of Overseas Listings" are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries which would make the same misleading in any material respect.

      In addition, any certificate signed by any officer of the Company or any of its Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each of the Underwriters.

            (b) Each of the Selling Shareholders, severally and not jointly, represents and warrants as to and in respect of itself only to, and agrees with, each of the Underwriters and the Company that:

                  (i) Such Selling Shareholder, if an entity, has been duly
            organized and is validly existing as a company or a limited partnership, as the case may be, in good standing in its jurisdiction of formation;

                  (ii) All Governmental Authorizations required for the deposit of the Shares being deposited by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each applicable Time of Delivery (as defined in Section 4 hereof), for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder and for the execution and delivery by such Selling Shareholder of this Agreement, the Custody Agreement (as defined in subsection (b)(xvi) below) and the Power of Attorney hereinafter referred to, and for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, assign, transfer and deliver the ADSs to be sold by such Selling Shareholder hereunder;

                  (iii) The sale of the ADSs to be sold by such Selling
            Shareholder hereunder, the deposit of the Shares by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered by such Selling Shareholder at each applicable Time of Delivery and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Deposit Agreement, the Custody Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of such Selling Shareholder if such Selling Shareholder is a corporation, the partnership agreement of such Selling Shareholder if such Selling Shareholder is a partnership or similar governing documents of such Selling Shareholder if such Selling Shareholder is any other type of entity, or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

                  (iv) There are no affiliations or associations between any member of the FINRA and such Selling Shareholder [(other than Baytree Investments (Mauritius) Pte Ltd.], except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus, the Pricing Prospectus and the Prospectus; none of the proceeds received by such Selling Shareholder from the sale of the Shares and ADSs to be sold by such Selling Shareholder hereunder will be paid to a member of the FINRA or any affiliate of (or person "associated with," as such terms are used in the rules of the FINRA) such member;

                  (v) Such Selling Shareholder has, and immediately prior to each applicable Time of Delivery such Selling Shareholder will have, good and valid title to the Shares to be represented by the ADSs to be sold by such Selling Shareholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

                  (vi) Neither such Selling Shareholder nor any of its
            affiliates, nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs, except that no representation or warranty is made with respect to any person that is an Underwriter;

                  (vii) The sale of the Shares to be sold by such Selling
            Shareholder pursuant to this Agreement is not prompted by any material non-public information concerning the Company or any of its Subsidiaries;

                  (viii) Such Selling Shareholder has not, prior to the
            execution of this Agreement, offered or sold any Shares by means of any "prospectus" (within the meaning of the Act), or used any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares and ADSs, in each case other than the then most recent Preliminary Prospectus;

                  (ix) The Registration Statement, as it relates to the Selling
            Shareholder, did not, as of its effective time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, as such Preliminary Prospectus relates to such Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Issuer Free Writing Prospectuses, if any, in each case as they relate to such Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of ADSs did or will the Prospectus, as then amended or supplemented, as the Prospectus relates to such Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and at no time during the period that begins on the date of such Issuer Free Writing Prospectus and ends at the time of purchase did or will any Issuer Free Writing Prospectus, as such Issuer Free Writing Prospectus relates to such Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to such Selling Shareholder or to the Company by an Underwriter through the Representative expressly for use therein;

                  (x) The ADSs to be sold by such Selling Shareholder, when
            issued and delivered against payment therefor, will be freely transferable by such Selling Shareholder to or for the account of the several Underwriters and the initial purchasers thereof; and there are no restrictions on subsequent transfers of such ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Pricing

            Prospectus under the captions "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale";

                  (xi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the British Virgin Islands (the "BVI"), the PRC or the Republic of Mauritius, as applicable to each Selling Shareholder, or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of the Shares by such Selling Shareholder against the issuance of ADRs evidencing the ADSs to be sold by such Selling Shareholder, (B) the sale and delivery by such Selling Shareholder of the Shares and the ADSs to be sold by such Selling Shareholder to or for the respective accounts of the Underwriters or (C) the sale and delivery by the Underwriters of the Shares and such ADSs to the initial purchasers thereof.

                  (xii) All amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands, the BVI, the PRC or the Republic of Mauritius, as applicable to each Selling Shareholder, or any authority thereof or therein, nor are any taxes imposed in the Cayman Islands, the BVI or the PRC as applicable to each Selling Shareholder, on, or by virtue of the execution of this Agreement or the sale and delivery of the Shares and ADSs;

                  (xiii) Each of this Agreement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands, the BVI, the PRC or the Republic of Mauritius, as applicable to each Selling Shareholder, of this Agreement and the Custody Agreement, it is not necessary that this Agreement or the Custody Agreement be filed or recorded with any court or other authority in the Cayman Islands, the BVI, the PRC or the Republic of Mauritius, as applicable to each Selling Shareholder, or that any stamp or similar tax in the Cayman Islands, the BVI, the PRC, the Republic of Mauritius, as applicable to each Selling Shareholder, be paid on or in respect of this Agreement, the Custody Agreement or any other documents to be furnished hereunder;

                  (xiv) Other than this Agreement, there are no contracts,
            agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Shares and the ADSs hereunder;

                  (xv) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the applicable Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 or Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                  (xvi) Certificates in negotiable form representing all of the
            Shares to be represented by ADSs to be sold by such Selling Shareholder hereunder will be placed in custody under a custody agreement (the "Custody Agreement") to be duly executed and delivered by or on behalf of such Selling Shareholder to the Company, as custodian (the "Custodian") in the form set forth in Annex I attached hereto, and such Selling Shareholder has duly executed and delivered a Power of Attorney (the "Power of Attorney") substantially in the form set forth in Annex II attached hereto, appointing the persons indicated therein, and each of them, as such Selling Shareholder's attorney-in-Fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares and ADSs to be sold by such Selling Shareholder hereunder and otherwise to act pursuant to the terms and conditions of the Power of Attorney on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement;

                  (xvii) The appointment by such Selling Shareholder of the
            Attorney-in-Fact by the Power of Attorney are, subject to the terms and conditions set forth therein, irrevocable; the obligations of such Selling Shareholder thereunder shall not be terminated by the Selling Shareholders or by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation or limited liability company, by the dissolution or liquidation of such partnership or corporation or limited liability company, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation or limited liability company should be dissolved or liquidation, or if any other such event should occur before the delivery of the Shares and ADSs hereunder, certificates representing the Shares and such ADSs shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement; and actions taken by the Attorney-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Attorney-in-Fact shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event; and

                  (xviii) Neither such Selling Shareholder nor any of its
            subsidiaries, affiliates, employees, agents and directors and officers in the United States: (a) does any business with or involving the government of, or any person or project targeted by or located in any country targeted by, any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by OFAC or other government administered sanctions; (b) supports or facilitates any such business or project in each case other than as permitted under such economic sanctions; (ii) such Selling Shareholder is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; and (iii) the proceeds received by such Selling Shareholder from the sale of ADSs pursuant to this Agreement will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country targeted by any of such economic sanctions, or to make any payments to, or finance any activities with, any person so targeted or any person in a country so targeted; and (iv) such Selling Shareholder (other than Baytree Investments (Mauritius) Pte Ltd.) maintains and has implemented adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company's representations and obligations under clause (iii) of this paragraph or in the Pricing Prospectus; and

                  (xix) Neither such Selling Shareholder nor any of its
            subsidiaries, affiliates, employees, agents and directors and officers in the United States does any business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

      In addition, any certificate signed by any Selling Shareholder (or, with respect to any Selling Shareholder that is not an individual, any officer of such Selling Shareholder or of any of such Selling Shareholder's subsidiaries) or by any representative of such Selling Shareholder and delivered to the Underwriters or counsel for the Underwriters in connection with the offering and sale of the ADSs shall be deemed to be a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each of the Underwriters.

      2 Subject to the terms and conditions herein set forth, (a) each Selling Shareholder agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholders, at a purchase price per ADS of US$[-], the number of Firm ADSs (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Selling Shareholders as set forth opposite their respective names in
Schedule II attached hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below each of the Selling Shareholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Shareholders, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

      The Selling Shareholder, as and to the extent indicated in Schedule II attached hereto, hereby grants, severally and not jointly, to the Underwriters the right to purchase at their election up to [-] Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by each Selling Shareholder as set forth in Schedule II attached hereto. Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Attorney-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Selling Shareholders and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

      3 Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

      4 (a) The ADSs to be purchased by each Underwriter hereunder, in book entry form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours' notice to the Company and the Selling Shareholders prior to an applicable Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Selling Shareholders to the Representative, through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account(s) specified by the Company and the Selling Shareholders to the Representative at least forty-eight hours in advance of such Time of Delivery. The Company and the Selling Shareholders will cause the certificates representing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on [-], 2007 or such other time and date as the Representative and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters' election to purchase such Optional ADSs, or such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the "First Time of Delivery", such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

            (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8(r) hereof, will be delivered at the offices of Sullivan & Cromwell LLP, 28F, Nine Queen's Road Central, Hong Kong SAR, China (the "Closing Location"), and the ADSs will be delivered as specified in Section
(a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., Hong Kong time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      5 (a) The Company agrees with each of the Underwriters:

            (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the ADSs, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information; in the event of such request for amendment or supplement, to provide you and your counsel copies of any proposed amendment or supplement for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement unless approved by you; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

            (ii) Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

            (iv) To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section

      11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (v) During the period beginning from the date of the Prospectus and continuing to and including the date 90 days after the date of the Prospectus (the "Lock-Up Period"), without prior written consent of Credit Suisse Securities (USA) LLC, not to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), except as provided hereunder, (A) any ADSs or ordinary shares or securities of the Company that are substantially similar to the ADSs or ordinary shares, including but not limited to any options or warrants to purchase ordinary shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of Company's Subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities, except that the foregoing restrictions shall not apply to: (x) the ADSs and the Shares underlying such ADSs to be sold under this Agreement and (y) grants of options and restricted shares made pursuant to the Company's employee share incentive plan existing on the date of this Agreement, which is described in the Pricing Prospectus and the filing of a Registration Statement on Form S-8 by the Company with the Commission with respect to the Ordinary Shares underlying grants made under such plan; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if Credit Suisse Securities (USA) LLC determines, that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Credit Suisse Securities (USA) LLC waives, in writing, such extension; and the Company will provide the Representative and each shareholder subject to the Lock-Up Period pursuant to the lock-up letters described in Section 8(o) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

            (vi) During the Lock-Up Period, to cause each of its Subsidiaries not to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), except as provided hereunder and under this Agreement: (A) any ADSs or ordinary shares or any securities of the Company that are substantially similar to the ADSs or ordinary shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of any of the Company's Subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities, without prior written consent of Credit Suisse Securities
      (USA) LLC; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if Credit Suisse Securities (USA) LLC determines, that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Credit Suisse Securities
      (USA) LLC waives, in writing, such extension; and the Company will provide Credit Suisse Securities (USA) LLC and each shareholder subject to the Lock-Up Period pursuant to the lock-up letters described in Section 8(p) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

            (vii) To furnish to its shareholders within such period required by the Exchange Act after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries prepared in conformity with US GAAP and certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

            (viii) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided, however, that the Company may satisfy the requirements of this subsection (viii) by timely making such reports, communications or information publicly available on its website or the Commission's EDGAR website; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

            (ix) To use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in all material respects in the manner specified in the Pricing Prospectus and the Prospectus under the caption "Use of Proceeds" and in compliance with (x) any applicable laws, rules and regulations of any Governmental Agency having jurisdiction over the Company or its Subsidiaries and (y) the provisions of the constituent documents of the Company or any of its Subsidiaries and any of the terms or provisions of any agreements to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound; the Company will not use any of the proceeds from the offering of the ADSs contemplated hereby to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC or other government administered sanctions; and the Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company's representations and obligations under the preceding sentence;

            (x) Prior to each Time of Delivery to deposit Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

            (xi) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs;

            (xii) To use its best efforts to include for listing the Shares and ADSs on the NYSE;

            (xiii) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

            (xiv) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

            (xv) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trade marks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

            (xvi) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement;

            (xvii) To comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

            (xviii) Prior to each Time of Delivery, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any of its Subsidiaries, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of its Subsidiaries, or the offering of the ADSs, without your prior consent, except as required by law;

            (xix) Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares or ADSs by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus;

            (xx) To furnish to you one copy for you as the Representative and one copy for United States counsel to the Underwriters of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto, and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters; and

            (xxi) To furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and its subsidiaries which have been read by the Company's independent public accountants, as stated in their letter to be furnished pursuant to Section 8(h) hereof.

            (xxii) To comply with the Sarbanes-Oxley Act, and to use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with provisions of the Sarbanes-Oxley Act.

      (b) Each of the Selling Shareholders, severally and not jointly, agrees with each of the Underwriters:

            (i) To comply with the provisions of its respective Lock-Up Agreement (as defined in Section 8(o) hereof);

            (ii) Prior to each applicable Time of Delivery, to deposit, or cause to be deposited on their behalf pursuant to the Custody Agreement, Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

            (iii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs, except that no warranty is made with respect to any person that is an Underwriter;

            (iv) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement and the Custody Agreement;

            (v) Not, at any time at or after the execution of this Agreement and during the Lock-Up Period, to offer or sell any Shares or ADSs by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus;

            (vi) To pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares and the ADSs being sold by such Selling Shareholder;

            (vii) Unless such Selling Shareholder no longer holds any ADSs upon consummation of the transactions contemplated by this Agreement, until the third anniversary of the applicable Time of Delivery, to advise you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of ADSs by the Selling Shareholder hereunder, of
      (A) any material change in the general affairs, management, financial condition, results of operations or prospects of the Company and its subsidiaries, which comes to the attention of such Selling Shareholder,
      (B) any change in information contained in the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses, if any, relating to such Selling Shareholder or (C) any new material information relating to the Company or relating to any matter stated in the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses, if any, which comes to the attention of such Selling Shareholder; and

            (viii) Not to use any of the proceeds received by such Selling Shareholder from the sale of the ADSs pursuant to this Agreement to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC or other government administered sanctions, or in any manner that is not in compliance with applicable laws, rules and regulations of any Governmental Agency having jurisdiction over such Selling Shareholders including, without limitation, the requirement for PRC residents or citizens to repatriate the net proceeds received by such Selling Shareholders into the PRC under the applicable regulation of the Ministry of Commerce and the State Administration of Foreign Exchange of the PRC.

   6 (a) Each of the Company and the Selling Shareholders, severally and not jointly, represents and agrees that, without the prior consent of the Representative, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representative is listed on Schedule III attached hereto;

            (b) The Company represents that it has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and

            (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Representative expressly for use therein.

      7 The Company covenants and agrees with each of the several Underwriters that the Company will pay or cause to be paid (i) all the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares and ADSs and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments or supplements thereto, and the mailing and delivering of copies thereof to the Underwriters and to dealers, (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Deposit Agreement, any dealer agreements, any powers of attorney, any closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the ADSs, (iii) all expenses in connection with the qualification of the Shares and the ADSs for offering and sale under state or foreign securities laws as provided in Section 5 hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky surveys or legal investment surveys, (iv) all fees and expenses in connection with the application for including the ADSs for quotation on NYSE and any registration thereof under the Exchange Act, (v) all fees and expenses in connection with any required review by the FINRA of the terms of the sale of the Shares and the ADSs, including the fees and disbursements of counsel for the Underwriters in connection with such FINRA matters, (vi) the fees and disbursements of any transfer agent or registrar for the ADSs, (vii) all the costs and expenses relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the ADSs to prospective investors, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, accommodation and meal expenses, and other road show expenses incurred by the officers of the Company any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) the costs and expenses of qualifying the ADSs for inclusion in the book-entry settlement system of the DTC, (ix) all expenses and taxes arising as a result of the deposit by the Company and each of the Selling Shareholders of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company, of the sale and delivery of the ADSs and the Shares by the Company to or for the account of the Underwriters and of the sale and delivery of the ADSs and the Shares by the Underwriters to each other and to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any of the Cayman Islands income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to this Agreement, (x) the fees and expenses of the Depositary as agreed by the Company and the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters in connection with the initial purchase of ADSs), (xi) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof), (xii) the cost of preparing the ADRs, and (xiii) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section.

      8 The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their reasonable discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

            (b) Sullivan & Cromwell LLP, United States counsel to the Underwriters, shall have furnished to you such written opinion and letter, dated such Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (c) Commerce & Finance Law Office, PRC counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the same matters covered in subsection (e) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (d) Simpson Thacher and Bartlett LLP, United States counsel to the Company and the Selling Shareholders, [Inspiration Partners Limited, TB Holdings Ltd., New Horizon Keensolar Investment Co., Ltd. and Fairdeal Development Ltd.,] shall have furnished to you their written opinion, dated such

Time of Delivery, in form and substance satisfactory to you, substantially to the effect set forth in Exhibit A attached hereto;

            (e) Fangda Partners, PRC counsel to the Company and the Selling Shareholders, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Exhibit B attached hereto.

            (f) Conyers Dill & Pearman, Cayman Islands and BVI counsel for the Company and the Selling Shareholders other than Baytree Investments (Mauritius) Pte Ltd. shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Exhibit C.

            (g) The respective counsel to Baytree Investments (Mauritius) Ptd Ltd., China Sunshine Investment Co. Ltd., the Trustees of Columbia University in the City of New York and Bench Europe II, L.P. shall have furnished to you their written opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Exhibit D; each of O'Melveny & Myers LLP, United States counsel to Baytree Investments (Mauritius) Pte Ltd., and Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, United States counsel to Benchmark Europe II, L.P. shall have furnished to you its written opinions, dated such Time of Delivery, in form and substance satisfactory to you, with respect to United States federal and New York laws and to the effect set forth in Exhibit E; the General Counsel of The Trustees of Columbia University in the City of New York shall have furnished its written opinion dated such Time of Delivery, in form and substance satisfactory to you, with respect to United States federal and New York laws to the effect set forth in Exhibit E.

            (h) Clifford Chance, counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Exhibit F.

            (i) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, (i) KPMG, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex III attached hereto, and (ii) the Chief Financial Officer of the Company shall have furnished to you an officer's certificate with respect to certain data contained in the Preliminary Prospectus and the Pricing Prospectus, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex IV attached hereto;

            (j) No Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus or Prospectus or amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall have been filed to which you shall have objected in writing;

            (k) (A) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (B) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the share capital, short- or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (A) or
(B), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (l) On or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on Nasdaq, the NYSE, The Stock Exchange of Hong Kong Limited or the London Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities in New York, London, Hong Kong, the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands; (iv) a change or development involving a prospective change in taxation affecting the Company, any of its Subsidiaries or the Shares or the ADSs or the transfer thereof; (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any Governmental Agency materially affecting the business or operations of the Company or its Subsidiaries; (vi) the outbreak or escalation of hostilities or act of terrorism involving the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands or the declaration by the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands of a national emergency or war; or (vii) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, Hong Kong, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clauses (v), (vi) or (vii), in the sole judgment of the Representative, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (m) The ADSs to be sold by the Selling Shareholders at such Time of Delivery shall have been duly listed, on the NYSE;

            (n) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Selling Shareholders at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

            (o) Each party set forth in Annex V attached hereto shall have entered into an agreement (each a "Lock-Up Agreement") substantially in the form of the Lock-Up Agreement attached hereto as Annex VI;

            (p) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement;

            (q) The Company and each of the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of such Selling Shareholder, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and such Selling Shareholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and such Selling Shareholder, respectively, of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, including, without limitation, certificates of officers of the Company satisfactory to you with respect to the memorandum and articles of association and other organizational documents of the Company, all resolutions of the board of directors of the Company and other corporate actions relating to this Agreement and the authorization, issue and sale of the Shares and ADSs and the incumbency and specimen signatures of signing officers, and the Company shall have furnished certificates as to the matters set forth in subsections (a), (k),
(l) and (r) of this Section, and as to such other matters as you may reasonably request;

            (r) There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or threatened by any Governmental Agency before any Governmental Agency, in each case with due authority, against or involving any party hereto and to the Deposit Agreement, the Custody Agreement and the Power of Attorney, in the PRC or elsewhere, that seeks to declare non-compliance, unlawful or illegal, under PRC laws, rules and regulations, the issuance and sales of the Shares and ADSs, the listing and trading of the ADSs on the NYSE or the transactions contemplated by this Agreement, the Deposit Agreement, the Custody Agreement and the Power of Attorney;

            (s) There shall not be any adverse legislative or regulatory developments related to the M&A Rules and Related Clarifications which in the sole judgment of the Representative would make it inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in this Agreement (including any such development that results in either PRC counsel to the Company or PRC counsel to the Underwriters not being able to confirm, on the date of the Prospectus at a time prior to the execution of this Agreement and at such Time of Delivery, the respective opinions of such counsel, each dated as of [-], 2007, attached as Annex VII to this Agreement); and

            (t) (i) The Custody Agreement shall have been executed by each of the Selling Shareholders or Attorney-in-Fact on behalf of the Selling Shareholders and (ii) certificates in negotiable form representing all of the Shares to be represented by ADSs to be sold at such Time of Delivery by each of the Selling Shareholders shall have been placed in custody under the Custody Agreement, duly executed and delivered by such Selling Shareholder to the Custodian, at or prior to the date at least one business day prior to such Time of Delivery.

      9 (a) The Company and the Controlling Selling Shareholder will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any challenge to the compliance, legality or legitimacy of the issuance and sale of the shares and the ADSs, the listing and trading of the ADSs on the NYSE or the transactions contemplated by this Agreement, the Deposit Agreement, the Custody Agreement and the Power of Attorney under PRC laws, rules and regulations or otherwise, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that with respect to clause (i) of this paragraph, the Company and the Controlling Selling Shareholder shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein; provided, further, that the Controlling Selling Shareholder shall not be liable under this
Section 9(a) for any losses, claims, damages or liabilities in excess of the proceeds (before deducting underwriting discounts and commissions and any offering expenses) to be received by the Controlling Selling Shareholder from the sale of ADSs hereunder.

            (b) Each of the Selling Shareholders other than the Controlling Selling Shareholder will severally and not jointly indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any such amendment or supplement, or any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Selling Shareholder expressly for use therein; provided, however, that such Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company or to such Selling Shareholder by an Underwriter through the Representative expressly for use therein; provided, further, that the liability of a Selling Shareholder pursuant to this subsection (b) shall not exceed the proceeds (before deducting underwriting discounts and commission) and any offering expenses) to be received by such Selling Shareholder from the sale of ADSs hereunder.

            (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

            (d) Promptly after receipt by an indemnified party under subsection
(a), (b), or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand (it being understood that, for purposes of this subsection (e), any benefits received by any of the Selling Shareholders shall also be deemed to have been received by the Company) and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Shareholders' obligations in this subsection (e) to contribute are several and not joint, and no Selling Shareholder shall be required to contribute pursuant to this subsection (e) any amount in excess of the proceeds (before deducting underwriting discounts and commissions and any offering expenses) to be received by Selling Shareholder from the sale of ADSs hereunder.

            (f) The obligations of the Company and the Selling Shareholders under this Section 9 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and to each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

         10 (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such ADSs, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

            (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            (c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase, and of the Company and the Selling Shareholders to sell, the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Sections 9 and 16 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      11 The respective indemnities and contribution provisions in Section 9, and the agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the ADSs.

      12 (a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

         (b) If the Representative elects to terminate this Agreement as provided in this Section 12, the Company, the Selling Shareholders and each other Underwriter shall be notified promptly in writing.

         (c) If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor any of the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 7, 9 and 16 hereof; but, if for any other reason, any ADSs are not delivered by or on behalf of the Selling Shareholders as provided herein, the Company and the Controlling Selling Shareholders will, upon the occurrence of any failure to complete the sale and delivery of the ADSs, promptly (and, in any event, not later than 30 days), jointly and severally, and each of the Selling Shareholders other than the Controlling Selling Shareholder will, severally and not jointly, reimburse the

Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 7, 9 and 16 hereof.

      13 In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representative at 68th Floor, Cheung Kong Center, 2 Queen's Road Central, Hong Kong, facsimile number: (852) 2978-0440, Attention: Legal Department; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Yingli Green Energy Holding Company Limited, No. 3055 Middle Fuxing Road Baoding 071051, People's Republic of China, Attention: Zongwei Li; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder c/o Yingli Green Energy Holding Company Limited, No. 3055 Middle Fuxing Road Baoding 071051, People's Republic of China, Attention: Zongwei Li; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      14 This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      15 Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Shareholders brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or federal court in the Borough of Manhattan, The City of New York, New York (each a "New York Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Shareholders has appointed Law Debenture Corporate Services Inc., 400 Madison Avenue, New York, New York 10017, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders, as the case may be.

      16 In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

      17 Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      18 Each of the Company and the Selling Shareholders acknowledges and agrees that (i) the purchase and sale of the ADSs pursuant to this Agreement is an arm's-length commercial transaction between the Company and such Selling Shareholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or such Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Shareholder on other matters) or any other obligation to the Company or such Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Selling Shareholders agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Shareholder, in connection with such transaction or the process leading thereto.

      19 This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Shareholders and the Underwriters, or any of them, with respect to the subject matter hereof.

      20 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      21 Each of the Company, the Selling Shareholders and the Underwriters irrevocably waives, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      22 This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      23 Notwithstanding anything herein to the contrary, each of the Company and the Selling Shareholders is authorized to disclose to any persons the U.S. Federal and State income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to that treatment.

      Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

      If the foregoing is in accordance with your understanding, please sign and return to us [6] counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                   Very truly yours,

                                   Yingli Green Energy Holding Company Limited

                                   By: ___________________________________
                                       Name:
                                       Title:

                                   The Selling Shareholders named
                                   in Schedule II attached hereto

                                   By: ___________________________________
                                       Name:
                                       Title:

                                   As Attorney-in-Fact acting on behalf of
                                   each of the Selling Shareholders named
                                   in Schedule II attached hereto

Accepted as of the date hereof on behalf of each of the Underwriters

Credit Suisse Securities (USA) LLC

By:  ________________________
     Name:
     Title:

Goldman Sachs (Asia) L.L.C.

By:  ________________________
     Name:
     Title:

Merrill Lynch, Pierce,
Fenner & Smith Incorporated

By:  ________________________
     Name:
     Title:

                                   SCHEDULE I

                                                                              Number of
                                                                            Optional ADSs
                                                                                to be
                                                                             Purchased if
                                                         Total Number of       Maximum
                                                         Firm ADSs to be        Option
                       Underwriter                          Purchased         Exercised
                                                         ----------------   -------------
Credit Suisse Securities (USA) LLC..................
Goldman Sachs (Asia) L.L.C..........................                [-]             [-]
Merrill Lynch, Pierce, Fenner & Smith Incorporated..
Piper Jaffray & Co..................................                [-]             [-]
[-] ................................................                [-]             [-]
[-] ................................................                [-]             [-]

                                                         ----------------   -------------
Total                                                               [-]             [-]
                                                         ================   =============

                                     SCH I

                                   SCHEDULE II

                                                                                Number of
                                                                            Optional ADSs to
                                                          Total Number of      be Sold if
                                                          Firm ADSs to be    Maximum Option
                                                               Sold            Exercised
                                                          ---------------   ----------------
The Selling Shareholders:
      [Yingli Power Holding Company Ltd.]..............            [-]               [-]
      [Baytree Investments (Mauritius)                             [-]               [-]
         Pte Ltd.].....................................
      [Inspiration Partners]...........................            [-]               [-]
      [TB Holdings Ltd.]...............................            [-]               [-]
      [Fairdeal Development Ltd.]......................            [-]               [-]
      [New Horizon Keensolar Investment Co., Ltd.].....            [-]               [-]
      [China Sunshine Investment Co. Ltd.].............            [-]               [-]
      [PCM Direct Capital Fund]........................            [-]               [-]
      [The Trustees of Columbia University in the City             [-]               [-]
         of New York]..................................
      [Benchmark Europe II, L.P.]......................            [-]               [-]

                                                          ---------------   ----------------
      Total                                                        [-]               [-]
                                                          ===============   ================

                                     SCH II

                                  SCHEDULE III

(a)   Issuer Free Writing Prospectuses not included in the Pricing Disclosure
      Package: [-]

(b) Materials other than the Pricing Prospectus that comprise the Pricing Disclosure Package: [-]

                                    SCH III

                                                                         ANNEX I

                             FORM CUSTODY AGREEMENT

                   YINGLI GREEN ENERGY HOLDING COMPANY LIMITED

                                 ORDINARY SHARES

                          (par value US$0.01 per share)

                                CUSTODY AGREEMENT

YINGLI GREEN ENERGY HOLDING COMPANY LIMITED
NO. 3055 MIDDLE FUXING ROAD
BAODING 071051, PEOPLE'S REPUBLIC OF CHINA

Ladies and Gentlemen:

      There are delivered to you as Custodian herewith certificates (the "Certificates") representing the number of issued and outstanding ordinary shares (the "Deposited Shares") of Yingli Green Energy Holding Company Limited, an exempted company incorporated in the Cayman Islands (the "Company"), by each of the undersigned selling shareholders (the "Sellers") set forth in Annex I hereto. These Certificates are to be held by you as Custodian for the account of the Sellers and are to be released by you solely in accordance with this Custody Agreement.

      The Sellers have also agreed to deliver to you herewith as Custodian (a) if acting as a trustee or in any other fiduciary or representative capacity, duly certified copies of each trust instrument, will, letters testamentary or other instrument pursuant to which it is authorized to execute and perform this Custody Agreement and the Underwriting Agreement (as defined below), (b) if a partnership, a certificate of action taken by its general partner and extracts of any applicable provisions of its partnership agreement authorizing it to execute and perform this Custody Agreement and the Underwriting Agreement, (c) if a corporation, duly certified resolutions of its Board of Directors [and extracts of any applicable provisions of its certificate of incorporation and bylaws] authorizing it to execute and perform this Custody Agreement and the Underwriting Agreement and (d) if a limited liability company, extracts of any applicable provisions of its limited liability company agreement (and applicable provision of the organizational documents or partnership or limited liability company agreement(s) of its manager(s) or managing member(s). The Sellers agree to deliver to the Attorney-in-Fact (as defined below) or to you such additional documentation as you, the Attorney-in-Fact, the Representative (as defined below) or your or either of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorney-in-Fact and you.

      Prior to or concurrently with the execution and delivery of this Custody Agreement, each of the Sellers has executed an irrevocable power of attorney (the "Power of Attorney"),

                                    ANNEX I1
the form of which has been furnished to you, to Zongwei Li, or his duly designated substitutes (the "Attorney-in-Fact"), authorizing such Attorney-in-Fact to sell from the number of shares represented by the Certificates that number of the Deposited Shares as specified with respect to such Seller in Annex I hereto, and for that purpose to enter into and perform an underwriting agreement (the "Underwriting Agreement"), substantially in the form which has been furnished to you, among the Company, Selling Shareholders (as defined in the Underwriting Agreement) including the Sellers, and Representative (as defined in the Underwriting Agreement) of the several underwriters named therein.

      You are authorized and directed to hold the Deposited Shares in your custody, and prior to each Time of Delivery specified in the Underwriting Agreement at which a Seller is selling any Shares of which you shall have been given prior notice, and upon the instructions of the Seller, you are to take all necessary action to cause the transfer agent (the "Transfer Agent") and registrar (the "Registrar") for the Ordinary Shares to prepare and countersign a certificate or certificates (which may be aggregated with such certificates in respect of the other Sellers) representing the Ordinary Shares registered in such names and denominations as the Representative shall have instructed you. At each Time of Delivery under the Underwriting Agreement, you are, upon the instructions of the Attorney-in-Fact, (i) to take all necessary action to cause the Transfer Agent and Registrar to cause the Ordinary Shares represented by the American depositary shares ("ADSs") to be sold at such Time of Delivery pursuant to the Underwriting Agreement to be transferred upon the books of the Company into such names and in such denominations as the Representative shall have instructed you and to exchange the certificates representing such Ordinary Shares registered in such names and in such denominations as the Representative shall have instructed you, (ii) to pay all transfer taxes (if any) necessary in connection with the transfer of such Ordinary Shares as aforesaid, (iii) to surrender the Certificates representing the Deposited Shares to JP Morgan Chase Bank, N.A., as depositary (the "Depositary") under the deposit agreement, dated on or about June 6, 2007, among the Company, the Depositary and holders from time to time of the American depositary receipts ("ADRs") issued by the Depositary thereunder, evidencing ADSs representing the Ordinary Shares, (iv) to deliver such ADRs to the Transfer Agent or the Registrar, for the accounts of the several Underwriters, against receipt from the Representative of payment for such ADSs representing the Ordinary Shares as provided in the Underwriting Agreement, (v) to give receipt for such payment and to deposit such payment to your account as Custodian, (vi) to draw upon such account to pay such fees and expenses as you may be instructed to pay by the Attorney-in-Fact and (vii) after deducting such fees and expenses from the amount received by you as payment for the ADSs representing the Ordinary Shares sold at such Time of Delivery to distribute the balance in accordance with the instructions you shall have received from the Attorney-in-Fact prior to such Time of Delivery. Promptly after such Time of Delivery, you shall return to each Seller new certificates (which you shall have obtained from the Transfer Agent and which shall be accompanied by appropriate stock powers), representing the number of Ordinary Shares, if any, which are in excess of the total number of the Ordinary Shares represented by the ADSs sold and to be sold at any subsequent Time of Delivery by such Seller to the Underwriters.

      If the Underwriting Agreement shall not be executed and delivered on or prior to March 31, 2008 after the date of this Custody Agreement then, upon the written request of the Sellers to you, you are to return to the Sellers, or as the Sellers may otherwise direct, the Certificates representing the Deposited Shares then on deposit and received by you on behalf of the Sellers pursuant to this Custody Agreement, and this Custody Agreement shall forthwith terminate.

                                   ANNEX II 2

      Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to and in consideration of the interests of the Company, the Underwriters and the other Sellers and, except as set forth in the previous paragraph, is an agency coupled with an interest and is irrevocable and not subject to termination by the Sellers or by operation of law, whether by the death or incapacity of the Sellers or any executor or trustee, the termination of any estate or trust or by the dissolution or liquidation of any corporation, partnership or limited liability company or by the occurrence of any other event, [and the obligations of the Sellers under the Underwriting Agreement similarly are not subject to termination]. Accordingly, the Deposited Shares represented by the Certificates deposited with you pursuant to this Custody Agreement and your authority under this Custody Agreement are subject to the interests of the Company, the Underwriters and the other Sellers, and this Custody Agreement and your authority hereunder shall be irrevocable and not subject to termination by the Sellers or by operation of law, whether by the death or incapacity of the Sellers or any executor or trustee, the termination of any estate or trust or by the dissolution or liquidation of any corporation, partnership or limited liability company or by the occurrence of any other event. If any of the Sellers or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such corporation, partnership or limited liability company should be dissolved or liquidated, or if any other such event should occur before the delivery of the Deposited Shares to be sold by the Sellers under the Underwriting Agreement, the Certificates representing the Deposited Shares shall be delivered by or on behalf of the Sellers in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and actions taken by you hereunder or by the Attorney-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not you or the Attorney-in-Fact shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

      Until payment of the purchase price for the Deposited Shares to be sold by the Sellers to the Underwriters has been made as provided in the Underwriting Agreement, the Sellers shall, except as otherwise specifically provided herein, have all the rights of ownership of such Deposited Shares represented by the Certificates deposited on behalf of the Sellers.

      You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorney-in-Fact; provided, however, that any statement or notice to you with respect to each Time of Delivery under the Underwriting Agreement, or with respect to the noneffectiveness or termination of the Underwriting Agreement, or advising that the Underwriting Agreement has not been executed and delivered, shall have been confirmed in writing to you by the Representative.

      It is understood that you assume no responsibility or liability to any person other than to deal with the Certificates deposited with you and the proceeds from the sale of the Deposited Shares represented thereby, all in accordance with the provisions of this Custody Agreement, and the Sellers agree, severally and not jointly, to indemnify you and hold you harmless with respect to anything done by you in good faith in accordance with the foregoing instructions.

      Each of the Sellers have carefully reviewed the representations, warranties, statements and agreements to be made by such Seller as Selling Shareholders in the Underwriting Agreement, and each of the Sellers hereby makes, at and as of the date of this

                                   ANNEX II 3

Custody Agreement, with and to you each of the representations, warranties and agreements to be made by the such Seller as Selling Shareholders as set forth in the Underwriting Agreement which has been furnished to you, and such representations, warranties and agreements are incorporated by reference herein in their entirety.

      The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, you as the Custodian, the other Selling shareholders, the Attorney-in-Fact, the Underwriters and their Representative and counsel, the Company and its counsel and counsel for the Selling Shareholders, and may be specifically relied upon by Sullivan & Cromwell LLP, counsel to the Underwriters, Simpson Thacher & Bartlett LLP, counsel to the Company and Yingli Power Holding Company Limited, and the respective counsels for the Selling Shareholders for purposes of the opinions to be delivered by them pursuant to the Underwriting Agreement.

      [The Sellers agree to honor and perform all its obligations and covenants under the Underwriting Agreement including those relating to indemnification of the Underwriters under Section 9 of the Underwriting Agreement.]

      No party may assign any of its rights or obligations under this Custody Agreement without the written consent of all the other parties, which consent may be withheld in the reasonable discretion of the party whose consent is sought.

      [Notwithstanding any other provisions contained herein, the representations, warranties and agreements of the Sellers are several and not joint.]

      This Custody Agreement may be modified only by a written amendment signed by all parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

      This Custody Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature page follows]

                                   ANNEX II 4

      Please acknowledge your acceptance hereof as Custodian and receipt of the Certificates deposited by executing and returning one of the enclosed copies hereof to the undersigned.

Dated: ___________, 2007

                                             Very truly yours,
                                             ________________________________

                                             By: ____________________________
                                                 Name: Zongwei Li
                                                 Title: Attorney-in-Fact
                                                        on behalf of the Sellers

                                   ANNEX I 5

                                     ANNEX I

Deposited Shares:

_______________ Ordinary Shares by [Brytree Investment (Mauritius) Pte Ltd.]

_______________ Ordinary Shares by [Inspiration Partners Limited]

_______________ Ordinary Shares by [TB Holdings Ltd.]

_______________ Ordinary Shares by [Fairdeal Development Ltd.]

_______________ Ordinary Shares by [New Horizon Keensolar Investment Co., Ltd.]

_______________ Ordinary Shares by [China Sunshine Investment Co. Ltd.]

_______________ Ordinary Shares by [PCM Direct Capital Fund]

_______________ Ordinary Shares by [The Trustee of Columbia University in the City of New York]
_______________ Ordinary Shares by [Benchmark Europo II, L.P.]

Deposited Shares deposited by [Brytree Investment (Mauritius) Pte Ltd.]:

                                      Number of Shares
Serial Numbers of                     Represented by Each
Certificates:                         Certificate:
______________________                ____________________

______________________                ____________________


Deposited Shares deposited by [Inspiration Partners Limited]:

                                      Number of Shares
Serial Numbers of                     Represented by Each
Certificates:                         Certificate:
______________________                ____________________

______________________                ____________________


Deposited Shares deposited by [TB Holdings Ltd.]:

                                   ANNEX I 6

                                      Number of Shares
Serial Numbers of                     Represented by Each
Certificates:                         Certificate:
______________________                ____________________

______________________                ____________________

Deposited Shares deposited by [Fairdeal Development Ltd.]:

                                      Number of Shares
Serial Numbers of                     Represented by Each
Certificates:                         Certificate:
______________________                ____________________

______________________                ____________________

Deposited Shares deposited by [New Horizon Keensolar Investment Co., Ltd.]:

                                      Number of Shares
Serial Numbers of                     Represented by Each
Certificates:                         Certificate:
______________________                ____________________

______________________                ____________________

Deposited Shares deposited by [China Sunshine Investment Co. Ltd.]:

                                      Number of Shares
Serial Numbers of                     Represented by Each
Certificates:                         Certificate:
______________________                ____________________

______________________                ____________________

Deposited Shares deposited by [Daedalus Holdings, L.L.C.]:

                                      Number of Shares
Serial Numbers of                     Represented by Each
Certificates:                         Certificate:
______________________                ____________________

______________________                ____________________

______________________                ____________________

______________________                ____________________

                                   ANNEX II 7

Deposited Shares deposited by [PCM Direct Capital Fund]:

                                      Number of Shares
Serial Numbers of                     Represented by Each
Certificates:                         Certificate:
______________________                ____________________

______________________                ____________________

Deposited Shares deposited by [The Trustee of Columbia University in New York]:

                                      Number of Shares
Serial Numbers of                     Represented by Each
Certificates:                         Certificate:
______________________                ____________________

______________________                ____________________

Deposited Shares deposited by [Benchmark Europe II, L.P.]:

                                      Number of Shares
Serial Numbers of                     Represented by Each
Certificates:                         Certificate:
______________________                ____________________

______________________                ____________________

                                   ANNEX II 8

                           ACKNOWLEDGEMENT AND RECEIPT

      Yingli Green Energy Holding Company Limited, as Custodian, acknowledges acceptance of the duties of Custodian under the foregoing Custody Agreement and receipt of the Certificates representing the shares referred to therein.

Dated: ___________, 2007

                                           Yingli Green Energy Holding Company
                                           Limited, as Custodian

                                           By:      ______________________
                                                    Name:
                                                    Title:

                                   ANNEX II 9

                                                                        ANNEX II

                            FORM OF POWER OF ATTORNEY

                   YINGLI GREEN ENERGY HOLDING COMPANY LIMITED

             AMERICAN DEPOSITARY SHARES REPRESENTING ORDINARY SHARES

                          (par value US$0.01 per share)

              IRREVOCABLE POWER OF ATTORNEY OF SELLING SHAREHOLDER

      The undersigned is a shareholder of Yingli Green Energy Holding Company Limited, an exempted company incorporated in the Cayman Islands (the "Company"). In connection with the public offering of the American Depositary Shares ("ADSs"), each representing one ordinary share, par value US$0.01 per share ("Ordinary Shares"), of the Company (the "Offering"), the undersigned understands that the undersigned and certain other shareholders of the Company (the undersigned and such other shareholders being hereinafter referred to as the "Selling Shareholders") propose to sell Ordinary Shares of the Company, in the form of ADSs, to the several underwriters (the "Underwriters") named in the Underwriting Agreement (as defined below), represented by Credit Suisse Securities (USA) LLC, Goldman Sachs (Asia) L.L.C. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Representatives"), and that the Underwriters propose to offer such ADSs to the public. The undersigned also understands that, in connection with the public offering pursuant to the Underwriting Agreement, the Company has filed a Registration Statement (the "Registration Statement") with the United States Securities and Exchange Commission (the "Commission") to register under the Securities Act of 1933, as amended (the "1933 Act"), the Ordinary Shares to be sold in the form of ADSs by the Selling Shareholders.

      1. In connection with the foregoing, the undersigned hereby irrevocably appoints Zongwei Li, as the attorney-in-fact ("Attorney") of the undersigned, and agrees that the Attorney, may also act as the attorney-in-fact for any other Selling Shareholder, with full power and authority in the name of, and for and on behalf of, the undersigned:

            (a) to do all things necessary to sell, assign, transfer and deliver to the Underwriters up to the number (the "Maximum Number") of Ordinary Shares set forth opposite the name of the undersigned at the end of this Power of Attorney pursuant to the Underwriting Agreement (in either certificated or book-entry form) in the form of ADSs;

            (b) for the purpose of effecting such sale, to negotiate, execute, deliver and perform the undersigned's obligations under (i) an underwriting agreement (the "Underwriting Agreement"), among the Company, the Selling Shareholders and the Representative, as representative of the several Underwriters named therein (including the purchase price per ADS to be paid by the Underwriters and the number (or method of determining the number) of ADSs to be sold by the undersigned) as may be approved in the sole discretion of the Attorney, such approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by the Attorney; and (ii) a custody agreement (the "Custody Agreement"), pursuant to which Ordinary Shares may be deposited with the Company, as custodian (the "Custodian").

                                   ANNEX II 1

            (c) to execute and deliver any amendments, modifications or supplements to the Underwriting Agreement and the Custody Agreement, to amend, modify or supplement any of the terms thereof including, without limitation, the terms of the offering, provided, however, that no such amendment shall increase the number of the ADSs to be sold by the undersigned to more than the Maximum Number in the aggregate;

            (d) to give such orders or instructions to the Custodian or any other person as the Attorney may determine, including, without limitation, orders or instructions for the following: (i) the transfer on the books of the Company of the Ordinary Shares underlying the ADSs, or on the records of the transfer agent, if applicable, in order to effect the sale to the Underwriters, (ii) the payment, out of the proceeds of such sale, of any expenses that are to be borne by the undersigned in connection with the offer, sale and delivery of the ADSs or any transfer taxes payable in connection with the transfer of the ADSs to the Underwriters, (iii) the delivery to or for the account of the Underwriters of the Ordinary Shares underlying the ADSs, (iv) the transmission to or as directed by the undersigned of the proceeds from the sale of the ADSs (after deducting all amounts payable by the undersigned pursuant to this Power of Attorney and the Underwriting Agreement), and (v) the return to the undersigned of new certificates representing the excess, if any, of the number of the Ordinary Shares over the number of the Ordinary Shares underlying the ADSs sold to the Underwriters as specified in the Underwriting Agreement; to incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the ADSs and to determine the amount of any transfer taxes;

            (e) to join the Company in withdrawing the Registration Statement if the Company should desire to withdraw such registration;

            (f) to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

            (g) to appoint an agent for service of process in the United States;

            (h) to agree upon the allocation and to arrange payment therefor of the expenses of the Offering (including, without limitation, the fees and expenses of the Custodian and counsel referred to above) among the Company, the Underwriters and the Selling Shareholders, including the undersigned;

            (i) to authorize the appropriate book-entries, representing the Ordinary Shares underlying the ADSs to be sold by the undersigned, if applicable;

            (j) to endorse with the registered seal of the undersigned on behalf of the undersigned the certificate(s) representing the Ordinary Shares underlying the ADSs, if applicable, to be sold by the undersigned, or a transfer form or transfer forms attached to such certificate(s); and

            (k) to make, execute, acknowledge and deliver all other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission (including a request or requests for acceleration of the effective date of the Registration Statement) and state securities law authorities, any amendments to the Underwriting Agreement, the Custody

                                   ANNEX II 2

      Agreement or any agreement with the Company with regard to expenses, and certificates and other documents required to be delivered by or on behalf of the undersigned pursuant to the Underwriting Agreement or the Custody Agreement, and specifically to execute on behalf of the undersigned stock powers and transfer instructions relating to the Ordinary Shares underlying the ADSs to be sold by the undersigned, and in general to do all things and to take all action which the Attorney may consider necessary or proper in connection with, or to carry out and comply with, all terms and conditions of the Underwriting Agreement and the Custody Agreement and the aforesaid sale of ADSs to the several Underwriters.

      2. The undersigned hereby makes, at and as of the date of this Power of Attorney, with and to the several Underwriters, each of the representations, warranties, covenants and agreements of the undersigned as a Selling Shareholder set forth in the Underwriting Agreement, and all such representations, warranties, covenants and agreements are incorporated by reference herein in their entirety (the representations, warranties and agreements being subject, however, to the exception that orders or other authorizations that may be required under the 1933 Act in connection with the purchase and distribution by the Underwriters of the ADSs to be sold by the undersigned have not yet been obtained).

      The undersigned further:

            (a) represents and warrants to, and agrees with, the several Underwriters that this Power of Attorney has been duly executed and delivered by or on behalf of the undersigned and constitutes valid and binding agreements of the undersigned in accordance with their respective terms; and

            (b) (i) confirms to the several Underwriters the accuracy of the information concerning the undersigned and the undersigned's shareholding in the Company as set forth in the Registration Statement and Pricing Prospectus (as defined in the Underwriting Agreement), dated ____, 2007, under the caption "Principal and Selling Shareholders", a copy of which is publicly available on EDGAR, (ii) also confirms to the several Underwriters the accuracy of the information concerning the undersigned contained or to be contained in any selling shareholder's questionnaire or other written document furnished by the undersigned to the Company for purposes of the Registration Statement or any prospectus (preliminary or final) contained therein or filed pursuant to Rule 424 under the 1933 Act or in any amendment or supplement thereto (including any documents incorporated by reference therein), and (iii) agrees with the Company and the several Underwriters immediately to notify the Company and promptly (but in any event within two business days thereafter) to confirm the same in writing if, during the period or at the date(s) referred to in paragraph 4 hereof, there should be any change affecting the accuracy of the above-mentioned information, or if any subsequent version of such section of the prospectus delivered to the undersigned should be inaccurate, and (iv) agrees with the Company and the several Underwriters that for all purposes of the representations, warranties, covenants and agreements incorporated by reference herein from the Underwriting Agreement, delivery of this Power of Attorney and the statements contained herein constitute (and in the absence of any such notification as is referred to in subclause (iii) given prior to the date on which the Underwriting Agreement is executed and delivered by the undersigned will constitute on a continuing basis) written information furnished by the undersigned to the Company for use in the Registration Statement and any such prospectus or prospectus supplement, amendment or supplement.

                                   ANNEX II 3

      3. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and the other Selling Shareholders; and, in consideration of those interests and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, this Power of Attorney and all authority conferred hereby, to the extent enforceable by law, shall be deemed an agency coupled with an interest and be irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned or any executor or trustee or the termination of any estate or trust or by the dissolution or liquidation of any corporation or partnership or limited liability company or by the occurrence of any other event, and the obligations of the Selling Shareholder under the Underwriting Agreement similarly are not to be subject to termination. If any such individual or any such executor or trustee should die or become incapacitated or if any such estate or trust should be terminated or if any such corporation or partnership or limited liability company should be dissolved or liquidated or if any other such event should occur before the delivery of the ADSs to be sold by the undersigned under the Underwriting Agreement, such ADSs shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and of the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement or the Custody Agreement shall be taken, and actions taken by the Attorney pursuant to this Power of Attorney and by the Custodian under the Custody Agreement shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Custodian or the Attorney shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

      Notwithstanding the foregoing, if the Underwriting Agreement is not executed and delivered on or prior to March 31, 2008, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving written notice to each of the Attorney that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorney pursuant to this Power of Attorney prior to the actual receipt of such notice.

      4. The undersigned will immediately notify the Attorney, the Company and the Representative of the occurrence of any event which shall cause the representations and warranties contained herein not to be true and correct during the period of the public offering of the ADSs or at each Time of Delivery (as defined in the Underwriting Agreement) for the ADSs pursuant to the Underwriting Agreement.

      5. The undersigned ratifies all that the Attorney shall do by virtue of and in accordance with this Power of Attorney.

      6. The undersigned agrees to hold the Attorney free and harmless from any and all loss, damage, liability or expense incurred in connection herewith, including reasonable attorneys' fees and costs, which such Attorney may sustain as a result of any action taken in good faith hereunder.

      7. In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      8. If the undersigned is (i) acting as trustee or in any fiduciary or representative capacity, the undersigned has also delivered duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act as a Selling Shareholder;
(ii) a corporation, the undersigned has also delivered or prior

                                   ANNEX II 4
to the closing date of the Offering will deliver (A) duly certified resolutions of its board of directors authorizing it to enter into this Power of Attorney, the Underwriting Agreement and duly certified copies of such corporation's memorandum of association, articles of association, by-laws, certificate of incorporation or other organizational documents or (B) an officer's certificate attesting to the authority of the signatories; (iii) a partnership, the undersigned has also delivered extracts of any applicable provisions of its partnership agreement (and applicable provisions of the organizational documents or partnership agreement(s) of the general partner(s) of such partnership) authorizing such partnership to enter into this Power of Attorney and the Underwriting Agreement; (iv) a limited liability company, the undersigned has also delivered extracts of any applicable provisions of its limited liability company agreement (and applicable provisions of the organizational documents or partnership or limited liability company agreement(s) of the manager(s) or managing member(s) of such limited liability company) authorizing such limited liability company to enter into this Power of Attorney and the Underwriting Agreement; or (v) any other type of entity, the undersigned has also delivered extracts and certified copies of similar documents authorizing such entity to enter into this Power of Attorney and the Underwriting Agreement.

      9. The undersigned agrees to deliver such additional documentation (including additional copies of the documentation referred to in the preceding paragraph) as you, the Attorney, the Company or the Representative or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance reasonably satisfactory in all respects to the party requesting such documentation.

      10. This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   ANNEX II 5

Dated:                      , 2007

Maximum number of ADSs to be sold:

     _________________ ADSs

                                  Signature of Selling Shareholder?:
                                  __________________________________

                                  [Insert Full Name of Selling Shareholder]

                                  By: ____________________________
                                      Name:
                                      Title:

NOTE: SELLING SHAREHOLDER'S SIGNATURE(S) ON THIS POWER OF ATTORNEY MUST BE CERTIFIED BY ZONGWEI LI, AN OFFICER OF THE COMPANY.

                                  Signature(s) certified by

                                  By: ____________________________
                                      Name:

                            _________________________

You should sign in exactly the same manner as the Ordinary Shares of the Company owned by you are registered and execute a separate Power of Attorney for each different form in which shares are registered.

                                   ANNEX II 6

                                                                       ANNEX III

                             FORM OF COMFORT LETTER

         Pursuant to Section 8(i) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Pricing Prospectus, the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the Public Company Accounting Oversight Board (United States) of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representative of the Underwriters (the "Representative");

               (iii)They have made a review in accordance with standards established by the Public Company Accounting Oversight Board (United States) of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Pricing Prospectus and the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representative and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iv) They have compared the information in the Pricing Prospectus and the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11of Form 20-F and Regulation S-K;

               (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                  Exhibit F 1

                         (A) (i) the unaudited consolidated statements of
                    income, consolidated balance sheets and consolidated statements of cash flows included in the Pricing Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Pricing Prospectus and the Prospectus for them to be in conformity with generally accepted accounting principles;

                         (B) any other unaudited income statement data and
                    balance sheet items included in the Pricing Prospectus and the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Pricing Prospectus and the Prospectus;

                         (C) the unaudited financial statements which were not
                    included in the Pricing Prospectus and the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Pricing Prospectus and the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Pricing Prospectus and the Prospectus;

                         (D) any unaudited pro forma consolidated condensed
                    financial statements included in the Pricing Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                         (E) as of a specified date not more than five days
                    prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Pricing Prospectus and the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with amounts shown in the latest balance sheet included in the Pricing Prospectus and the Prospectus, except in each case for changes, increases or decreases which the Pricing Prospectus and the Prospectus disclose have occurred or may occur or which are described in such letter; and

                         (F) for the period from the date of the latest
                    financial statements included in the Pricing Prospectus and the Prospectus to the specified date referred to in clause
                    (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for decreases or increases which the Pricing Prospectus and the Prospectus disclose have occurred or may occur or which are described in such letter; and

                                  Exhibit F 2

               (vi) In addition to the examination referred to in their report(s) included in the Pricing Prospectus and the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Pricing Prospectus and the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representative, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                  Exhibit F 3